Exhibit 13.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Mercurity Fintech Holding Inc. (the “Company”) on Form 20-F for the year ended December 31, 2020 as filed with the Securities and Exchange Commission (the “Report”), I, Erez Simha, Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.	the Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods indicated.

Date: April 28, 2021

By:	/s/ Erez Simha
Name:	Erez Simha
Title:	Chief Financial Officer